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                                                                 Exhibit 10.13.2


                 AMENDMENT NO. 2 TO THE STOCKHOLDER'S AGREEMENT
                                     BETWEEN
                    UCAR INTERNATIONAL INC. AND GRAFTECH INC.

      The Stockholder's Agreement between UCAR International Inc. and Graftech Inc. (the "Stockholder's Agreement") is hereby amended, in accordance with the following:

      1. Section 4.1(a) is hereby amended in its entirety to read as follows:

      "(a) Upon written request at any time and from time to time by UCAR, the Company will as expeditiously as reasonably practicable use its reasonable efforts to (x) register and qualify (i) all (or such part as may be specified by UCAR) of the shares of Common Stock owned or held directly or indirectly by UCAR so as to permit, during periods of not less than 120 days in respect of each such request, the offer or sale thereof (on an underwritten basis or otherwise as designated by UCAR) to the public and/or the distribution thereof to UCAR's stockholders (including its public stockholders) and (ii) all of the shares of Common Stock owned or held by directors, officers and employees of UCAR so as to permit, during all periods of time, the offer and resale thereof to the public, in each case in the United States and such other countries as UCAR may reasonably designate, and (y) list or maintain the listing of such shares on the principal stock exchange or market on which the Common Stock is then listed. Such registration and qualification shall include, as necessary or appropriate in UCAR's judgment, registration under the Securities Act and the Exchange Act (as defined below), preparation, filing and dissemination of information or proxy statements under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (the "Exchange Act"), registration or qualification (or obtaining exemption therefrom, if so approved by UCAR) under state and foreign securities laws, preparation and filing of applications, notices and other documents under the rules of all relevant stock exchanges or markets, entering into and performing obligations under an underwriting agreement relating to offers and sales to the public to be underwritten on an firm commitment basis by underwriters (whom UCAR shall have the right to designate), and maintenance of such registrations and qualifications, and of the completeness and accuracy in all material respects of such information and proxy statements, throughout such periods. Notwithstanding the foregoing, the Company shall not be required to effect more than two registrations under the Securities Act pursuant to clause
(x)(i) of this Section 4.1 during any fiscal year of the Company. Such a distribution shall not be deemed to be a sale for purposes of this Section 4 or the definition of "Public Offering" in Section 1. Notwithstanding anything contained therein to the contrary, Section 4.1(c) shall not apply to the Company's obligations under clause (x)(ii) of this Section 4.1(a). The IPO will be deemed to be effected pursuant to this Section 4."

      2. Sections 4.3(c) and 4.3(d) are hereby amended in their entirety to read as follows:

      "(c) The Company may require any Person that is selling or distributing shares of Common Stock pursuant to Section 4.1 or 4.2 (the "Seller") to furnish to the Company such information regarding the Seller and the intended sale or distribution of such shares of Common
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Stock as may from time to time reasonably be requested in writing in order to comply with the Securities Act, the Exchange Act and other applicable laws, rules and regulations.

      (d) Except as otherwise provided in Section 7.4, the Company will pay all Registration Expenses in connection with each registration, qualification or distribution of Common Stock pursuant to this Section 4, regardless of whether such registration or qualification becomes effective or such distribution is completed, and the Seller shall pay all underwriting discounts and commissions and stamp, transfer and other taxes, if any, relating to the sale or distribution of shares of Common Stock by such Seller pursuant to this Section 4."

      3. Section 4.4 is hereby amended in its entirety to read as follows:

      "4.4  Indemnification.

      (a) Indemnification by the Company. The Company will indemnify and hold harmless, and will, if so requested by UCAR, agree in any underwriting agreement entered into in connection with any offer or sale of securities pursuant to this
Section 4 that it will indemnify and hold harmless, UCAR, each Affiliate of UCAR and their respective directors, officers, employees and general and limited partners (and the directors, officers, employees, affiliates and controlling Persons thereof), each other Seller, each Person who participates as an underwriter in the offering or sale of securities by UCAR or any other Seller, and each other Person, if any, who controls UCAR, any other Seller or any such underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement, any preliminary, final or summary prospectus, any proxy or information statement, any amendment or supplement thereto, or any document incorporated therein by reference, prepared, filed, published, delivered or furnished by the Company in connection with the transactions contemplated by this Section 4 or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (iii) any breach or violation or alleged breach or violation of any representation, warranty or agreement made by the Company contained in any such underwriting agreement (including representations, warranties and agreements made jointly, or jointly and severally, with UCAR or others, which representations, warranties and agreements shall, for purposes hereof, be deemed and construed to have been made solely and exclusively by the Company) and the Company will reimburse such Indemnified Party for any and all legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, in any such preliminary, final or summary prospectus, in any such proxy or information statement, in any such amendment or supplement, or in any such document incorporated by reference, in reliance upon and in
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conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof (and, for purposes of this Section 4, no information shall be deemed to have been so provided by UCAR or any other Seller, including information resulting from participation by directors, officers or employees of UCAR in meetings or document reviews or information derived from UCAR's accounting, business or other records or files, unless it specifically refers to this Section 4.4(a) and specifically states that it has been so provided); and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 4.4, with respect to any preliminary prospectus, final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold such securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the Transfer of securities by UCAR or any other Seller.

      (b) Indemnification by UCAR and Underwriters. The Company may require, as a condition to its obligations under this Section 4, that the Company shall have received an undertaking reasonably satisfactory to it from the UCAR Party (as defined below) or any such underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Subsection (a), except that the indemnification obligation shall be several and not joint) the Company and all other selling stockholders, if any, as the case may be, and any of their respective affiliates, directors, officers, employees and controlling Persons, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any such registration statement, any such preliminary, final or summary prospectus, any such information or proxy statement, any such amendment or supplement, or any such document incorporated by reference, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the UCAR Party or underwriter provided to the Company by the UCAR Party or underwriter expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the other selling stockholders, or any of their respective affiliates, directors, officers, employees or controlling Persons, and shall survive the Transfer of securities by the UCAR Party. The liability of any UCAR Party for any indemnification under this Section 4.4 shall be limited to an amount equal to the net proceeds (after deducting any underwriters' commission or discount) received by such UCAR Party in connection with the sale of the relevant securities.

      (c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 4.4, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of such Indemnified Party
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to give notice as provided herein shall not relieve the indemnifying party of its obligations under such Subsections (a) or (b) of this Section 4.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between the indemnified and indemnifying parties may exist in respect of the claim to which such action or proceeding relates and separate counsel is not employed as described below, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action or proceeding, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Parties of a release from all liability in respect of such claim or litigation. An indemnifying party shall not be liable for any settlement of any action, proceeding or claim effected without its prior written consent, which shall not be unreasonably withheld.

      (d) [OMITTED]

      (e) Contribution. If recovery is not available under the foregoing indemnification provisions of this Section 4.4 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to as to all losses, claims, damages, liabilities and expenses specified in the foregoing indemnification provisions of this Section 4.4 except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the sale of the relevant securities (taking into account the portion of the proceeds realized by each), the parties' relative fault in connection with the statements or omissions which resulted in losses, claims, damages, expenses or liabilities, including the parties' knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any misstatement or omission, and any other equitable considerations appropriate under the circumstances.

      (f) Non-Exclusivity. The obligations of the parties under this Section 4.4 shall be in addition to any liability which any party may otherwise have to any other party. If the underwriting agreement relating to any offering covered by this Section 4.4 provides for indemnification and contribution of the type described in this Section 4.4, then such provisions shall supersede and replace this Section 4.4 (other than this Subsection (f)) insofar as it
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specifically provides for indemnification or contribution between the same
Persons with respect to such offering. An underwriting agreement which primarily provides for indemnification and contribution by UCAR and the Company, on the one hand, and underwriters, on the other hand, (but not between the Company, on the one hand, and such UCAR Party or Parties, on the other hand) shall not supersede or replace this Section 4.4. Notwithstanding the preceding sentences of this Subsection 4.4(f), no provision of an underwriting agreement shall supercede or replace this Section 4.4 as between UCAR and the Company unless it specifically mentions this Subsection 4.4(f) and specifically provides that it shall so supercede or replace this Subsection 4.4.

      (g) UCAR Party. "UCAR Party" shall mean UCAR or its Subsidiary or Subsidiaries (other than the Company and its Subsidiaries) or its directors, officers or employees, whichever offers, sells or distributes the relevant securities."